UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 13, 2018
Cintas Corporation
(Exact name of registrant as specified in its charter)

Washington	0-11399	31-1188630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6800 Cintas Boulevard, P.O. Box 625737, Cincinnati, Ohio	45262-5737
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:
(513) 459-1200
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 193 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors;Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2018, J. Phillip Holloman, President and Chief Operating Officer of Cintas Corporation (the “Corporation”), notified the Corporation that he will retire from the Corporation effective as of July 31, 2018. Mr. Holloman will remain the President and Chief Operating Officer until July 1, 2018.

The Corporation will appoint Todd Schneider, age 51, as Executive Vice President and Chief Operating Officer of the Corporation, effective as of July 1, 2018. Mr. Schneider joined Cintas in 1989 and has held various positions within Cintas, including President & COO of the Rental Division since June 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINTAS CORPORATION

Date: June 19, 2018	By:	/s/ J. Michael Hansen
J. Michael Hansen
Executive Vice President and Chief Financial Officer